
Project:              Wells Fargo Bid 10/1 ARMS March 24 2004 Bid                        April 14, 2004  15:43  PAGE 0001
All Loans             All Loans


 ___________________________________________________________________________________________________________________________________
| Loans|  Sched. Balance  |Gross WAC| Net WAC | WA REM TERM |Per Cap| Initial Periodic|   WA Rate    |   WA MTR    |WA Gross Margin|
|      |                  |         |         |             |       |     cap         |   Ceiling    |             |               |
|______|__________________|_________|_________|_____________|_______|_________________|______________|_____________|_______________|
| 602  | $320,489,949.47  |  5.171  |  4.911  |   358.64    | 2.000 |     5.000       |    10.171    |   119.18    |    2.750      |
 __________________________________________________________________________________________________________________________________|

 ___________________________
| Loans|  WA LTV  | WA FICO |
|______|__________|_________|
| 602  |  61.96   | 733.356 |
 ___________________________



 ____________________________________________________________________________________________
|Current Rate        |Original Principal Balance         |Rem Term To Maturity               |
|____________________|___________________________________|___________________________________|
|3.50 - 3.749%   0.33| $100,000 - $150,000           0.20|181 - 240 Mths                 0.45|
|3.75 - 3.99%    0.15| $150,000 - $200,000           0.40|301 - 360 Mths                99.55|
|4.00 - 4.249%   0.79| $200,000 - $250,000           0.95|                                   |
|4.25 - 4.49%    1.94| $250,001 - $275,000           0.25|                                   |
|4.50 - 4.749%   1.73| $275,001 - $350,000           3.84|                                   |
|4.75 - 4.99%    8.11| $350,001 - $400,000          10.04|                                   |
|5.00 - 5.249%  38.01| $400,001 - $450,000          12.63|                                   |
|5.25 - 5.49%   33.85| $450,001 - $500,000          15.08|                                   |
|5.50 - 5.749%  12.74| $500,001 - $550,000           9.02|                                   |
|5.75 - 5.99%    1.46| $550,001 - $600,000           6.10|                                   |
|6.00 - 6.249%   0.89| $600,001 - $650,000          12.46|                                   |
|                    | $650,001 - $750,000           4.80|                                   |
|                    | $750,001 - $850,000           6.23|                                   |
|                    | $850,001 - $950,000           5.34|                                   |
|                    | $950,001 - $1.0M             10.85|                                   |
|                    | $1.0M - $1.25M                0.74|                                   |
|                    | $1.25M - $1.50M               0.47|                                   |
|                    | $1.75M - $2.00M               0.60|                                   |
|                    |                                   |                                   |
 ____________________________________________________________________________________________



 ____________________________________________________
|Geography         |Orig LTV          |FICO          |
|__________________|__________________|______________|
|California   70.13| 0.01-50.00  20.41|Missing   0.14|
|New Jersey    3.47| 50.01-60.0  20.12|560-579   0.18|
|Illinois      3.37| 60.01-70.0  34.03|580-619   0.16|
|Colorado      2.99| 70.01-75.0   8.27|620-649   2.18|
|Connecticut   2.28| 75.01-80.0  16.69|650-699  18.58|
|Massachuset   1.99| 85.01-90.0   0.25|700-749  38.93|
|Minnesota     1.87| 90.01-95.0   0.23|750-799  38.92|
|Florida       1.53|                  |800+      0.92|
|Washington    1.25|                  |              |
|Ohio          1.25|                  |              |
|Michigan      1.20|                  |              |
|New York      1.12|                  |              |
|*Other*       7.53|                  |              |
 ____________________________________________________



 _____________________________________________________________________________________________________________
|Property Type                   |Purpose          |Documentation     |Leasehold   |Relocation|Interest Only  |
 ________________________________|_________________|__________________|____________|__________|_______________|
|Single Family              92.83|Refinance   60.73|Full Doc     53.46|N     100.00|N    96.02|N        100.00|
|Lo Rise Condo               4.06|Purchase    28.31|Asset Only   25.50|            |Y     3.98|               |
|Hi Rise Condo               1.78|Cash Out    10.96|Income Only  14.77|            |          |               |
|2-4 Family                  0.92|                 |No Doc        6.28|            |          |               |
|PUD                         0.42|                 |                  |            |          |               |
|                                |                 |                  |            |          |               |
|                                |                 |                  |            |          |               |
|                                |                 |                  |            |          |               |
|                                |                 |                  |            |          |               |
|                                |                 |                  |            |          |               |
 _____________________________________________________________________________________________________________



 __________________________________________________________________________________________________________________________________
|Arm Index         |Gross Margins       |Periodic Rate Cap   |Initial Periodic Cap |Months to First Adj       |Rate Ceilings       |
|__________________|____________________|____________________|_____________________|__________________________|____________________|
|1YR CMT     100.00|  2.750       100.00|  2.000      100.00|  5.00 100.00         |    112               0.22| 8.50-  8.99%   0.48|
|                  |                    |                   |                      |    114               0.13| 9.00-  9.49%   2.73|
|                  |                    |                   |                      |    115               0.30| 9.50-  9.99%   9.83|
|                  |                    |                   |                      |    116               0.77|10.00- 10.49%  71.87|
|                  |                    |                   |                      |    117               1.10|10.50- 10.99%  14.20|
|                  |                    |                   |                      |    118               2.46|11.00- 11.49%   0.89|
|                  |                    |                   |                      |    119              66.76|                    |
|                  |                    |                   |                      |    120              28.25|                    |
|                  |                    |                   |                      |                          |                    |
|                  |                    |                   |                      |                          |                    |
 __________________________________________________________________________________________________________________________________


1. Mortgage loan data as of April 1, 2004 Cut-off Date.

2. Percentages in tables are percentage of total aggregate unpaid principal balance.

Disclaimer:

This information is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not as agent for the issuer or its affiliates in
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be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the securities and supersedes all information contained in all prior collateral term sheets relating to the mortgage loans previously provided by Goldman, Sachs & Co.

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


All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                  April 15, 2004

--------------------------------------------------------------------------------
                      Structural and Collateral Term Sheet
--------------------------------------------------------------------------------
                $312,637,000 (approximate) of Senior Certificates
           Wells Fargo Mortgage Backed Securities 2004-E Trust, Issuer
                Mortgage Pass-Through Certificates, Series 2004-E
--------------------------------------------------------------------------------

                           Features of the Transaction

--------------------------------------------------------------------------------
o Offering consists of senior certificates totaling approximately $312,637,000 expected to be rated AAA by S&P and Moody's.

o The expected amount of credit support for each group of senior certificates will be approximately 2.45%.

o All collateral consists of conventional adjustable rate mortgage loans with most set to mature within 20 through 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Wells Fargo Home Mortgage, Inc.

o    The amount of senior certificates is approximate and may vary by up to 5%.


--------------------------------------------------------------------------------

                                   Time Table

--------------------------------------------------------------------------------
Expected Settlement:                                             April 28, 2004
Cut-off Date:                                                     April 1, 2004
First Distribution Date:                                           May 25, 2004
Distribution Date:                                    25th of each month or the
                                                                            NBD


--------------------------------------------------------------------------------

                                    Key Terms

--------------------------------------------------------------------------------

Issuer: WFMBS 2004-E Trust

Underwriter: Goldman, Sachs & Co.

Seller:  Wells Fargo Asset Securities Corporation

Master Servicer:  Wells Fargo Bank, NA

Servicer: Wells Fargo Home Mortgage, Inc.

Trustee: Wachovia Bank, NA

Type of Issuance: Public

Servicer Advancing: Yes, subject to recoverability

Compensating Interest: Yes, for each Distribution Date, the lesser of (i) the aggregate Prepayment Interest Shortfall with respect to such Distribution Date and (ii) the lesser of (X) the product of (A) 1/12th of 0.20% and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master Servicing Compensation for such Distribution Date. Compensating Interest is not paid on curtailments

Legal Investment: The senior certificates are expected to be SMMEA eligible at settlement

Interest Accrual: Prior calendar month

Clean Up Call: 10% of the Cut-off Date principal balance of the Loans

ERISA Eligible: Underwriter's exemption may apply to senior certificates, however prospective purchasers should consult their own counsel

Tax Treatment: REMIC; senior certificates are regular interests

Structure: Senior/subordinate structure

Subordination: 2.45%

Rating Agencies: S&P and Moody's

Minimum Denomination: $25,000 for the Senior Certificates and a higher minimum for any IO Certificates

Delivery: Senior certificates - DTC


--------------------------------------------------------------------------------
Final Collateral Description (approximate)                All Loans
--------------------------------------------------------------------------------
AGGREGATE PRINCIPAL BALANCE:                                        $320,489,949
--------------------------------------------------------------------------------
AVERAGE LOAN BALANCE:                                                   $532,375
--------------------------------------------------------------------------------
INTEREST RATE RANGE:                                               3.625%-6.125%
--------------------------------------------------------------------------------
GROSS WAC:                                                                5.171%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE SERVICE FEE:                                           25.0 bps
--------------------------------------------------------------------------------
MASTER SERVICING FEE:                                                    1.0 bps
--------------------------------------------------------------------------------
WAM (in months):                                                             359
--------------------------------------------------------------------------------
WALTV:                                                                       62%
--------------------------------------------------------------------------------
CALIFORNIA PERCENT:                                                          70%
--------------------------------------------------------------------------------
SINGLE LARGEST ZIP CODE PERCENT:                                              2%
--------------------------------------------------------------------------------
LARGEST INDIVIDUAL LOAN BALANCE:                                      $1,935,671
--------------------------------------------------------------------------------
CASH OUT REFINANCE PERCENT:                                                  11%
--------------------------------------------------------------------------------
PRIMARY RESIDENCE PERCENT:                                                   97%
--------------------------------------------------------------------------------
SINGLE FAMILY DETACHED PERCENT:                                              93%
--------------------------------------------------------------------------------
FULL DOCUMENTATION PERCENT:                                                  53%
--------------------------------------------------------------------------------
WA FICO:                                                                     733
--------------------------------------------------------------------------------
UNINSURED > 80% LTV PERCENT:                                                  0%
--------------------------------------------------------------------------------
RELOCATION PERCENT:                                                         4.0%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE GROSS MARGIN:                                            2.750%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE RATE CEILING:                                           10.171%
--------------------------------------------------------------------------------
WA MONTHS TO NEXT ROLL:                                                      119
--------------------------------------------------------------------------------
INTEREST ONLY PERCENT:                                                        0%
--------------------------------------------------------------------------------


This information is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the securities and supersedes all information contained in all prior collateral term sheets relating to the mortgage loans previously provided by Goldman, Sachs & Co.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the
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